Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
Income Taxes
10. Income Taxes

Income tax expense for the years ended December 31, 2013 and December 31, 2012, respectively is as follows:

	2013	2012
Current
Federal	$-	$-
State	67	-
Total	67	-

Deferred
Federal	-	-
State	-	-
Total	-	-

Total Income Tax Expense	$67	$-

The difference between the Company's effective income tax rate and the federal statutory corporate tax rate is as follows:

2013
Statutory federal tax rate	34.0%
State taxes, net of federal benefit	-39.6%
Transaction costs	-14.0%
Pre-merger Kitara LLC income	33.2%
Valuation allowance	-71.9%
Other	2.6%
Total	-55.7%

Significant components of deferred tax assets and liabilities as of December 31, 2013 and 2012 are as follows:

	December 31, 2013	December 31, 2012
Deferred tax assets
Net operating loss carryforward	$4,558	$-
Accrued bonus	182	-
Bad debts	137	-
Accrued vacation	56	-
Non-qualified stock options	36	-
Gross deferred tax assets	4,969	-

Deferred tax liabilities
Amortization of intangibles	(310)	-
Depreciation	(73)	-
Gross deferred tax liabilities	(383)	-

Valuation allowance	(4,858)	-

Net deferred tax liability	$(272)	$-

Based on a history of cumulative losses at Health Guru Media and the results of operations for the year ended December 31, 2013, the Company determined that it is more likely than not it will not realize benefits from the deferred tax assets. The Company will not record income tax benefits in the consolidated financial statements until it is determined that it is more likely than not that the Company will generate sufficient taxable income to realize the deferred income tax assets. As a result of the analysis, the Company determined that a full valuation allowance against the deferred tax assets is required. During the year ended December 31, 2013 the change in the valuation allowance was an increase of $4,858.  The total amount of goodwill subject to amortization for tax purposes was $1,074 as of December 31, 2013.

As of December 31, 2013, the Company had net operating loss carryforwards of approximately $17,700. These carryforwards included losses incurred by Health Guru Media prior to their being acquired by Kitara on December 3, 2013, as well as losses incurred during 2013 by the other members of the consolidated tax group.  Internal Revenue Code Section 382 limits the utilization of net operating loss carryforwards upon a change in control of a company. As a result, utilization of the Company's net operating loss carryforwards will be subject to limitations.  These limitations could have the effect of eliminating a portion of the future income tax benefits of the net operating loss carryforwards. Based on these limitations, the Company estimated that federal net operating loss carryforwards of approximately $10,100, and New York State and New York City net operating loss carryforwards of approximately $9,900, respectively, can be utilized in future periods. The expected expiration dates of these net operating losses are the years 2024 through 2033.

The Company remains subject to examination by tax authorities for tax years 2009 through 2013. The Company files income tax returns in the U.S. federal jurisdiction and various states.

As of December 31, 2013 and 2012, management does not believe the Company has any material uncertain tax positions that would require it to measure and reflect the potential lack of sustainability of a position on audit in its financial statements. The Company will continue to evaluate its uncertain tax positions in future periods to determine if measurement and recognition in its financial statements is necessary. The Company does not believe there will be any material changes in its unrecognized tax positions over the next year.

As of December 31, 2013 income taxes payable were $62, which is included in accounts payable and accrued liabilities.